FOURTH AMENDMENT TO LOAN AGREEMENT


         THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") executed to be effective as of April 1, 1999 is among ROCK BOTTOM RESTAURANTS, INC, a Delaware corporation ("Borrower"), the LENDERS (as such term is defined in the Loan Agreement described below) and NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association, as agent for the Lenders ("Agent").

                                    RECITALS

         A. Borrower, the Lenders and the Agent are parties to a Loan Agreement, dated as of July 2, 1996, and amended by an Amendment to Loan Agreement dated February 24, 1997, a Second Amendment to Loan Agreement dated July 28, 1997, and a Third Amendment to Loan Agreement dated July 29, 1998 (as amended, and as it may hereafter be amended, restated or supplemented from time to time, the "Loan Agreement"), providing for a revolving line of credit Loan from the Lenders to the Borrower in the amended maximum amount of $40,000,000. Capitalized terms that are used but not defined herein have the meanings set forth in the Loan Agreement.

         B. Borrower has requested and the Lenders have agreed to (i) waive the potential violation of certain provisions in the Loan Agreement arising out of Borrower entering into the Merger Agreement (as defined below); (ii) modify the definition of Operating Cash Flow and Capital Expenditures to take into account certain changes in the method Borrower accounts for Pre-Opening Costs (as defined below); (iii) modify certain provisions of the Loan Agreement with respect to sale-leaseback transactions; and (iv) consent to the sale of certain property in Houston, Texas.

         C. The parties desire to enter into this Amendment to reflect the changes described above.

                                    AGREEMENT

         IN   CONSIDERATION  of  the  foregoing  and  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Lenders and the Agent agree as follows:

 1.   Limited Waivers.

          a. Lenders hereby waive any violation of Section 7.6 (Mergers and Consolidations) or Section 7.13 (Transactions with Affiliates) of the Loan Agreement arising solely out of Borrower entering into the Agreement and Plan of Merger, dated as of March 18, 1999, among Borrower, RB Capital, Inc. and RBR Acquisition Corp. (the "Merger Agreement"); provided that, notwithstanding anything to the contrary in the Merger Agreement: (i) the waiver set forth herein is limited solely to entering into the Merger

     Agreement and not to the consummation of any transactions contemplated by the Merger Agreement; (ii) the Borrower agrees not to consummate the transactions contemplated by the Merger Agreement without simultaneously repaying the Loan in full and terminating the Loan Agreement; and (iii) this waiver is limited solely to the covenants set forth above. Nothing herein is intended to or shall waive any other Event of Default or Unmatured Event of Default.

          b. Lenders hereby waive any violation of Section 7.15 (Amendments to Organizational Documents) of the Loan Agreement arising out of the amendments to the bylaws of the Borrower attached hereto as Schedule I.

2.   Amendments to Loan Agreement.

          a. The definition of "Operating Cash Flow" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows and the following definition of "Pre-Opening Costs" is added to Section 1.1 of the Loan Agreement in appropriate alphabetical order:

                  "Operating Cash Flow" means, from and after January 1, 1998, net income after taxes, plus depreciation, amortization, interest expense, non-cash fees and/or any extraordinary or non-cash expenses paid, plus Pre-Opening Costs (to the extent not included in the foregoing), less any extraordinary, non-operating or non-cash income, as determined in accordance with GAAP. Prior to January 1, 1998, "Operating Cash Flow" means net income after taxes, plus depreciation, amortization, interest expense, non-cash fees and/or any extraordinary or non-cash expenses paid, less any extraordinary, non-operating or non-cash income, as determined in accordance with GAAP.

                  "Pre-Opening Costs" means costs incurred prior to the opening of any new restaurant facility for payroll, employee recruiting and training and initial opening expenses directly related to the opening of such new restaurant facility.

          b. Section 5.1(e) of the Loan Agreement is deleted.

          c. Section 7.4 of the Loan Agreement (Capital Expenditures) is amended by adding the following sentence to the end of Section 7.4:

                  For purposes of determining  Borrower's  compliance  with this
         Section 7.4 at all times after January 1, 1998, Capital Expenditures shall include Pre-Opening Costs and the limitations set forth herein shall apply to Capital Expenditures and Pre-Opening Costs in the aggregate.

          d. Section 7.11(c) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) sale-leaseback transactions; provided that (i) the sale-leaseback transaction is with an unaffiliated third party on fair and reasonable terms as reasonably determined by the Agent (which determination may, at Agent's option, be based on a certificate from Borrower) or (ii) if it is with an affiliated party, Agent determines that it is on terms substantially similar to the terms available from an unaffiliated third party (which determination may, at Agent's option, be based on a certificate from Borrower).

          e. Section 4.2 of the loan agreement is amended by deleting the phrase "Fee Properties" and substituting in its place the phrase "Fee Properties or any other real property on which the Agent or a Lender has a lien as security for the Loan" in order to allow releases of properties other than the Fee Properties in the event of a sale-leaseback transaction.

          f. Exhibit D to the Loan Agreement is hereby replaced with Exhibit D attached hereto and Exhibit D attached hereto is substituted in place of Exhibit D to the Loan Agreement as locations where the Collateral is located. Borrower hereby represents, warrants and certifies that (a) each Subsidiary set forth on Exhibit D (as amended by this Amendment) conducts operations only at the locations set forth below such Subsidiary's name on Exhibit D (as amended by this Amendment) and Borrower or such Subsidiary own all of the Collateral located at such location, and (b) the Collateral is not located in any location, and neither Borrower nor any Subsidiary conducts any operations in any location other than those listed on Exhibit D of the Loan Agreement (as amended by this Amendment).

3.   Sale of Facility. Lenders hereby consent  to  Borrower  entering   into   a
contract to sell and selling the parking lot property located in Houston, Texas.

4. Conditions Precedent. All of Lenders' obligations under this Amendment are conditioned upon and subject to satisfaction of all of the following conditions precedent in a manner acceptable to Agent:

          a. Borrower shall pay all Loan Expenses incurred by the Agent in connection with the transactions contemplated by this Amendment;

          b. as of the date of this Amendment, taking into consideration the changes contemplated by this Amendment, there was and is no Event of Default or Unmatured Event of Default, other than the potential Events of Default being waived pursuant to paragraph 1 above (the "Waived Defaults"); and

          c. The representations and warranties set forth in Paragraph 6 below shall be true and correct in all respects.

5. Further Assurances. Borrower shall execute all documents and instruments and take all actions or cause any other party to execute all documents and instruments and take all actions as the Agent may reasonably require to effect the transactions contemplated by this Amendment.

6.   Representations and Warranties.

          a. Borrower hereby represents and warrants to the Lenders that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects, and no Event of Default or Unmatured Event of Default has occurred under any Loan Document (as amended concurrent herewith), other than the Waived Defaults.

          b. Without limiting the generality of the foregoing, Borrower represents and warrants to the Lenders that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that each person executing this Amendment on behalf of Borrower is duly authorized to do so, and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower (subject to the same limitations of enforceability as set forth in the Loan Agreement).

7.   Loan Documents.

          a. The Lenders, the Agent, and the Borrower agree that all of the Loan Documents (including the covenant compliance certificate and any other certificate) shall be amended to reflect the amendments set forth herein.

          b. All references in any document to the Loan Agreement hereafter refer to the Loan Agreement as amended pursuant to this Amendment.

          c. All references in the Loan Agreement to the Loan Documents, or any particular Loan Document, hereby refer to such Loan Documents as amended pursuant to the amendments executed concurrent herewith.

8. Continuation of the Loan Agreement. Except as specified in this Amendment, the provisions of the Loan Agreement remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement, the terms of this Amendment control.

9.   Miscellaneous.

          a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

          b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

          d. Time is of the essence hereof with respect to the dates, terms and conditions of this Amendment and the documents to be delivered pursuant hereto.

          e. This Amendment constitutes the entire agreement between Borrower, the Agent, and the Lenders concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower, the Agent and the Lenders and designated as an amendment or modification of the Loan Agreement.

          f. If any provision of this  Amendment is held to be invalid,  illegal
     or  unenforceable,   the  validity,  legality  and  enforceability  of  the
     remaining provisions of this Amendment shall not be impaired thereby.

          g. The section headings herein are for convenience only and shall not affect the construction hereof.

          h. Execution of this Amendment is not intended to and shall not constitute a waiver by the Lenders of any Event of Default or Unmatured Event of Default (other than the Waived Defaults).

         EXECUTED as of the date first set forth above.

                  LENDERS:

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION, a national banking association



                  By:
                     -------------------
                     Karen W. Turner
                     Vice President

                  FIRST SECURITY BANK, N.A., a
                  national banking association (f/k/a First Security Bank of Idaho, N.A.)



                  By:
                     ------------------
                     Mary Monroe
                     Vice President


                  U.S. BANK NATIONAL ASSOCIATION (f/k/a U.S. Bank of Idaho)



                  By:
                     ------------------
                     James Henken
                     Vice President


                  SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                  By:
                     ------------------
                     Vipul Patel
                     Vice President


                  UMB BANK, N.A.



                  By:
                     -----------------
                     Terry Dierks
                     Senior Vice President


                  AGENT:

                  NORWEST BANK COLORADO, NATIONAL ASSOCIATION,
                    a national banking association


                  By:
                     -----------------
                     Karen W. Turner
                     Vice President

                  BORROWER:

                  ROCK BOTTOM RESTAURANTS, INC., a
                  Delaware corporation


                  By:
                     ------------------
                     William S. Hoppe
                     Executive Vice President and Chief Financial Officer